UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 20, 2017

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sixth Amendment to Senior Secured Revolving Credit Agreement

On October 20, 2017, Healthcare Trust, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Senior Secured Revolving Credit Agreement dated as of March 21, 2014, by and among Healthcare Trust Operating Partnership, L.P. (the “OP”), certain subsidiaries of the OP, KeyBank National Association (the “Agent”) and the lenders party thereto (as amended from time to time, the “Credit Agreement”).

The Amendment amends provisions relating to, among other things, the definition of Modified FFO (as defined in the Credit Agreement, “MFFO”) and stockholder distributions. The Amendment also adds a covenant regarding minimum liquidity.

Modified Funds from Operations

The Amendment amends the Credit Agreement so that certain one-time costs and expenses of the Company related to the implementation of new accounting standards, non-cash equity compensation payable by the Company to its directors and officers and certain other non-recurring expenses and/or non-cash items otherwise approved by the Agent will now be added back in the calculation of MFFO.

Limitations on Shareholder Distributions

The Credit Agreement includes a covenant (the “Distribution Covenant”) limiting distributions to stockholders, with certain exceptions, to a percentage of MFFO during the applicable periods. The Amendment modifies the Distribution Covenant to provide for a tiered distribution limit set at:

(1)	for the three months ending December 31, 2017 and for the six months ending March 31, 2018, 130% of MFFO for such periods;
(2)	for the nine months ending June 30, 2018, 120% of MFFO for such period;
(3)	for the twelve months ending September 30, 2018, 115% of MFFO for such period; and
(4)	for the twelve months ending December 31, 2018 and for each period of four fiscal quarters ending after such period, 110% of MFFO for such periods.

Minimum Liquidity

The Amendment adds a new covenant requiring the aggregate amount of all unrestricted cash and cash equivalents of the Company to be equal to at least $30.0 million at all times.

The foregoing summary does not purport to be a complete summary of the Amendment and is subject to, and qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Sixth Amendment to Senior Secured Revolving Credit Agreement, dated as of October 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: October 20, 2017	By:	/s/ Katie P. Kurtz
Katie P. Kurtz Chief Financial Officer, Treasurer and Secretary